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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 6, 2001
                                                          --------------



                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


              DELAWARE                             0-25372                            52-1906050
              --------                             -------                            ----------
          (State or Other                        (Commission                      (I.R.S. Employer
   Jurisdiction of Incorporation)                File Number)                    Identification No.)

        2100 PENNSYLVANIA AVENUE, N.W., SUITE 400, WASHINGTON D.C. 20037
        ----------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (202) 339-6700
                                                           --------------


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period May 27, 2001 through June 30, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware on August 6, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b)  Not Applicable.

        (c)  The following exhibits are filed herewith:

             99 Monthly Operating Report for the period May 27, 2001 through June 30, 2001*

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BRM HOLDINGS, INC.


Date: August 20, 2001                       By: /s/ Kevin J. Thimjon
                                               ------------------------------
                                               Kevin J. Thimjon
                                               Senior Vice President and
                                               Corporate Controller

                                       3

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                                  EXHIBIT INDEX

           Exhibit
           Number          Description of Exhibit
         ---------         ---------------------------------------------------------------------
              99           Monthly Operating Report for the period May 27, 2001 through June 30,
                           2001*

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.